EXHIBIT 99.3

Shareholders and Managing Directors of
BAX Chemicals B.V.,
Spierdijk

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of BAX Chemicals B.V. (hereafter the company), Spierdijk, which comprise the balance sheet as at December 31, 2006 and the profit and loss account and cash flow statements for the year ended December 31, 2006. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of BAX Chemicals B.V. as at 31 December, 2006 and the results and the cash flow statements of the company for the year ended December 31, 2006, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
Chemship B.V.,
Amsterdam

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of Chemship B.V. (hereafter the company), Amsterdam, which comprise the balance sheet as at December 31, 2006 and 2005 and the profit and loss account for each of the two years in the period ended December 31, 2006. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of Chemship B.V. as at 31 December, 2006 and 2005 and the results of the company for each of the two years in the period ended December 31, 2006, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
Chemship B.V.,
Amsterdam

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of Chemship B.V. (hereafter the company), Amsterdam, which comprise the balance sheet as at December 31, 2005 and 2004 and the profit and loss account for each of the two years in the period ended December 31, 2005. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of Chemship B.V. as at 31 December, 2005 and 2004 and the results of the company for each of the two years in the period ended December 31, 2005, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

DIRECTORS AND SHAREHOLDERS
CHYMA BULK CHEMICALS AND SHIPPING S.A.

We have audited the accompanying balance sheets of Chyma Bulk Chemicals and Shipping S.A., (hereafter – the Company) as of December 31, 2006 and 2005 and the related statements of income, shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in note 14 to the financial statements, the Company has not raised a provision for employee severance benefits for the years ended 31December 2006 and 2005 as required by and in accordance with International Financial Reporting Standards. The effects of the failure to recognize such a liability on Financial Statements profits are not reasonably quantifiable as no actuarial valuations were carried out at 31 December 2006

As mentioned in note 16 to the financial statements, the Company has not raised a provision for additional assessments for years 2001 to 2006 that have not been audited by the tax authorities. It is not practicable to quantify the effects on the financial statements.

In our opinion, except for the effect on the financial statements of the matters referred to in the preceding paragraphs, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years then ended in conformity with International Financial Reporting Standards

Ernst & Young
8 February 2007
Athens Greece

DIRECTORS AND SHAREHOLDERS
CHYMA BULK CHEMICALS AND SHIPPING S.A.

We have audited the accompanying balance sheets of Chyma Bulk Chemicals and Shipping S.A., (hereafter – the Company) as of December 31, 2005 and 2004 and the related statements of income, shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in note 8 to the financial statements, the Company has not raised a provision for employee severance benefits for the years ended 31December 2005 and 2004 as required by and in accordance with International Financial Reporting Standards. The effects of the failure to recognize such a liability on Financial Statements profits are not reasonably quantifiable as no actuarial valuations were carried out at 31 December 2005

As mentioned in note 10 to the financial statements, the Company has not raised a provision for additional assessments for years 2001 to 2005 that have not been audited by the tax authorities. It is not practicable to quantify the effects on the financial statements.

In our opinion, except for the effect on the financial statements of the matters referred to in the preceding paragraphs, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years then ended in conformity with International Financial Reporting Standards

Ernst & Young
22 February 2006
Athens Greece

Shareholders, Managing Directors and
Supervisory Board of
Eurochem Maritime B.V.,
Amsterdam

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of Eurochem Maritime B.V. (hereafter the company), Amsterdam, which comprise the balance sheet as at December 31, 2006 and 2005 and the profit and loss account and the cash flow statements for each of the two years in the period ended December 31, 2006. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of Eurochem Maritime B.V. as at 31 December, 2006 and 2005 and the results and the cash flow statements of the company for each of the two years in the period ended December 31, 2006, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders, Managing Directors and
Supervisory Board of
Eurochem Maritime B.V.,
Amsterdam

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of Eurochem Maritime B.V. (hereafter the company), Amsterdam, which comprise the balance sheet as at December 31, 2005 and 2004 and the profit and loss account and the cash flow statements for each of the two years in the period ended December 31, 2005. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of Eurochem Maritime B.V. as at 31 December, 2005 and 2004 and the results and the cash flow statements of the company for each of the two years in the period ended December 31, 2005, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

REPORT OF INDEPENDENT AUDITORS

January 30, 2007

The Board of Directors and Stockholders
GCT, Ltd.
Ridgewood, NJ

We have audited the accompanying balance sheet of GCT, Ltd. (the ‘Company’) as of December 31, 2006 and the related statements of operations and changes in deficiency in assets, and cash flow for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GCT, Ltd. at December 31, 2006, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

The Company has received financial support from its majority owned parent to fund operational cash flows in the past.

/s/ Sherb & Co., LLP
Certified Public Accountants
Sherb & Co., LLP
New York, NY

REPORT OF INDEPENDENT AUDITORS

January 17, 2006

The Board of Directors and Stockholders
GCT, Ltd
Ridgewood, NJ

We have audited the accompanying balance sheet of GCT, Ltd. (the ‘Company’) as of December 31, 2005 and the related statements of operations and changes in deficiency in assets, and cash flow for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GCT, Ltd. at December 31, 2005, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

The Company has received financial support from its majority owned parent to fund operational cash flows in the past.

/s/ Sherb & Co., LLP
Certified Public Accountants
Sherb & Co., LLP
New York, NY

Shareholders and Managing Directors of
GCT Establishment,
Balzers, Liechtenstein

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of GCT Establishment (hereafter the company), Balzers, Liechtenstein, which comprise the balance sheet as at December 31, 2006 and 2005 and the profit and loss account for each of the two years in the period ended December 31, 2006. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of GCT Establishment as at 31 December, 2006 and 2005 and the results of the company for each of the two years in the period ended December 31, 2006, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
GCT Establishment,
Balzers, Liechtenstein

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of GCT Establishment (hereafter the company), Balzers, Liechtenstein, which comprise the balance sheet as at December 31, 2005 and 2004 and the profit and loss account for each of the two years in the period ended December 31, 2005. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of GCT Establishment as at 31 December, 2005 and 2004 and the results of the company for each of the two years in the period ended December 31, 2005, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
GCT Holding B.V.,
`s-Gravenhage

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of GCT Holding B.V. (hereafter the company), ‘s-Gravenhage, which comprise the balance sheet as at December 31, 2006 and 2005 and the profit and loss account for each of the two years in the period ended December 31, 2006. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of GCT Holding B.V. as at 31 December, 2006 and 2005 and the results of the company for each of the two years in the period ended December 31, 2006, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
GCT Holding B.V.,
`s-Gravenhage

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of GCT Holding B.V. (hereafter the company), ‘s-Gravenhage, which comprise the balance sheet as at December 31, 2005 and 2004 and the profit and loss account for each of the two years in the period ended December 31, 2005. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of GCT Holding B.V. as at 31 December, 2005 and 2004 and the results of the company for each of the two years in the period ended December 31, 2005, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
GCT Netherlands B.V.,
Maarssen

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of GCT Netherlands B.V. (hereafter the company), Maarssen, which comprise the balance sheet as at December 31, 2006 and 2005 and the profit and loss account for each of the two years in the period ended December 31, 2006. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of GCT Netherlands B.V. as at 31 December, 2006 and 2005 and the results of the company for each of the two years in the period ended December 31, 2006, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.

Shareholders and Managing Directors of
GCT Netherlands B.V.,
Maarssen

AUDITOR’S REPORT

INTRODUCTION

We have audited the financial statements for consolidation purposes of GCT Netherlands B.V. (hereafter the company), Maarssen, which comprise the balance sheet as at December 31, 2005 and 2004 and the profit and loss account for each of the two years in the period ended December 31, 2005. The financial statements for consolidation purposes are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

SCOPE

We conducted our audit in accordance with Dutch law and generally accepted auditing standards in the United States of America. This law en standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements referred to are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements for consolidation purposes give a true and fair view, in all material aspects, of the financial position of GCT Netherlands B.V. as at 31 December, 2005 and 2004 and the results of the company for each of the two years in the period ended December 31, 2005, in accordance with Part 9 of Book 2 of the Netherlands Civil Code.

Rotterdam, 6 February 2008

MAZARS PAARDEKOOPER HOFFMAN ACCOUNTANTS N.V.